EXHIBIT 10.30

CCG Sales Co-operative Agreement Summary Contract Number: CCG-07012011

Party A: Capitalco Corporation

Party B: Consumer Capital Group

To confirm the rights and obligations between Party A & Party B, this agreement was drafted with the consent of both parties and agreed to follow terms:

Article I - Cooperation

Party A will be responsible for Party B in marketing the goods, and also recommend members and other customers to purchase on the website of www.ccgusa.com

The customers who are referred by Party A should fill out Party A is the referral source when they order through the website.

Article II – Cooperation Terms

This agreement is valid from July 1, 2011 to June 30, 2013.

After this agreement is expired, if Party B wants to continue this agreement, should inform Party A 30 days in letter before the expiration date. If no acknowledge from Party B to continue this agreement before the expiration date, then this agreement will automatically cancelled after the expiration date.

If Party B wants to cancel this agreement before the expiration, it should inform Party A in letter 30 days before the cancellation of this agreement. The cancellation has to be approved by Party A.

Article III – Rights and obligations of Party A

The marketing service performed by Party A should enjoy the commission and able to internal allocate to anyone. Party B should not involve in the internal allocation process.

Party A is responsible to Party B for all marketing services and sales services.

Party A should able to assist Party B to complete at least 500 orders per month.

Article IV - Rights and obligations of Party B

Party B should enjoy all marketing services and referrals from Party A

Party B should cooperate with Party A on all marketing and sales services, and responsible to provide sales services for all customers that are referred by Party A

Party B should ensure the website is safely operated. Also, Party B should precisely calculated the commission that Party A is entitled to.

Article V – Commission payment methodology and request

Unless otherwise agreed Party B, Party B should pay 35% commission to Party A on each sales. Party B will calculate the commission every week and paid to Party A commission on last week sales commission before the following Wednesday.

To improve CCG website sales, Party B should cooperate with Party A on all referral services and marketing services.

Party B should calculate the actual sales quantity and amount according to CCG website system. Incomplete sales should not be accounted for complete sales.

Article VI – Confidential

Unless there are other agreements, all information received should be confidential and not discloses to any third party. Also, all other parties such as agents, employees, etc who involved in this operations should keep all information received confidential. This confidential terms is permanently valid even this agreement expired.

Article VII – Amendment to this agreement

This agreement can be amended with the consent of both parties.

Any party who violated this agreement should responsible for the losses incurred by other party.

If there are circumstances that prevent either party to comply this agreement that is out of control by the Party, both parties then are not responsible for the violation of this agreement. Both parties can agreed and revoke this agreement.

Article VIII – Violation

Within the agreement date, any party who violate this agreement should notify the other party within 5 days in letter on the losses incurred. The other party should able to revoke this contract because of the violation of the agreement.

Any losses incurred because of violation should be discussed any the party who suffered losses should able to request the compensation because of the losses. If both parties violate the agreement, then the losses should be calculated by the portions involved.

Any difficulties or problems should be resolved by both parties.

Article IX - Disputes

Any disputes should be discussed by both parties. If disputes cannot be resolved, then the issue should be brought to the local court to judge.

Article X - Others

Both parties agreed all terms in this contract are related to PRC legal laws and related explanations.

Anything not discussed in this agreement can be added with the consent of both parties.

All terms in this agreement is revoke will not affect the remaining terms in this contract.

This agreement has two copies. Each party will keep one copy. This agreement is valid once signed by both parties.

Signature: Party A

Signature: Party B